Exhibit 99.1

Critical Thinking at the Critical Time™

FTI Consulting

(NYSE:FCN)

February 2012

Cautionary Note about Forward-Looking Statements

Certain statements in this Presentation are “forward-looking statements,” which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions and other matters, business trends and other information that is not historical, including statements regarding estimates of our future financial results. When used in this presentation, words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and estimates will be achieved, and the Company’s actual results may differ from our expectations, beliefs and estimates. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, adverse financial, real estate or other market and general economic conditions, which could impact each of our segments differently, the pace and timing of the consummation and integration of past and future acquisitions, the Company’s ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients and other risks described under the heading “Item 1A. Risk Factors” in the Company’s most recent Form 10-K and in the Company’s other filings with the Securities and Exchange Commission, including the risks set forth under “Risks Related to Our Business Segments” and “Risks Related to Our Operations”. We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

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FTI Consulting Overview

Global business with pro-cyclical and counter-cyclical event-driven services and solutions

Strategy to enhance cross-discipline solutions, increase multi-practice nature of engagements and broaden geographic reach

Proven acquisition and integration track record

Portfolio investments, coupled with continued cash generation and operational discipline, demonstrated in financial results

Healthy balance sheet and consistent cash flow

Capital deployment focused on value-enhancing initiatives

3

Global Business with Diverse Event-Driven Offering

FTI Consulting has pro-cyclical and counter-cyclical global businesses that offer event-driven services and solutions

Corporate Finance/Restructuring

Restructuring

M&A support

Transaction advisory services

Industry solutions

Interim management

Forensic and Litigation Consulting

Dispute advisory

Regulated industries

Investigations & forensic accounting

Global risk & investigations

Technology

Global e-discovery consulting

Structured data discovery

and services

Corporate litigation readiness

Ringtail® software

Economic Consulting

Antitrust engagements

Financial disputes

Economic testimony

Business economics

Regulatory & policy

Strategic Communications

Financial communications

Public affairs

Brand communications

Crisis & issues management

4Q11 Segment Revenues

Corporate Finance/Restructuring

12%

28%

Forensic and Litigation Consulting

23%

Technology

23%

Economic Consulting

14%

Strategic Communications

4Q11 Geographic Revenues

24%

25%

United States

75%76%

Rest of World

4

Our Strategy for Sustainable Growth

FTI Consulting's growth is being driven by the enhancement of the Company's segments, geographic presence and industry offerings


Segment

Building out a diverse platform of industry leading services and solutions globally

- **2011:** Acquisition of LECG practices added offerings in European Competition , Financial Advisory, Tax Advisory and International Arbitration
- **2011:** Launch of Ringtail® 8 E-Discovery Software
- **2011:** Launch of International Arbitration Practice
- **2010:** Launch of FTI Consulting Harvester Offering
- **2010:** Launch of Acuity ™ Integrated Document Review Offering


Geography

Applying a proven business model across an expanding global platform through organic growth and strategic acquisitions

- **2011:** Acquisition of LECG practices added operations in Europe, Latin America and North America
- **2010:** Corporate Finance/Restructuring segment opens office in Madrid
- **2010:** Strategic Communications segment opens office in Brazil
- **2010:** Acquisition of FS Asia Advisory Limited
- **2010:** Acquisition of Baker Tilly Hong Kong Business Recovery Ltd.
- **2010:** Forensic and Litigation Consulting segment opens office in Colombia
- **2010:** Technology segment establishes a new data center in Australia


Industry

Developing integrated industry-focused solutions to address increasingly complex financial, operational, regulatory and communications issues

- **2011:** Acquisition of LECG added Airline and Aviation, Energy and Electricity, Environmental and Insurance industry/sector practices
- **2010:** Launch of Electricity Consulting Group
- **2011:** Launch of Insurance Actuarial Practice

Acquisition
Launch of a new segment/industry
Geographic expansion

FTI CONSULTING

5

Acquisitions: A Key Value Driver

FTI Consulting has acquired businesses to build a firm designed to address high-stakes issues that require specialized expertise and capabilities

?Diversification towards pro-cyclical businesses enhancing growth trajectory, with strategic acquisitions

Geographic expansion, broadening of capabilities and development of industry expertise

2011: Acquired certain

operations of LECG

Strategic Communications 2009: Continued to effectively expanding and

$1.8	develop industry strengthening FTI’s

Technology 2008: Invested in expertise with the international footprint and

$1.6	Forensic & Litigation Consulting pro-cyclical acquisition of CXO building in key domain industries expertise businesses with 11

Economic Consulting 2006: Acquired bolt-on acquisitions

$1.4	Corporate Finance/Restructuring Strategic

ns) Communications

business to create

$1.2	FTI Consulting’s 5th

2005: Acquired business segment

(billio businesses to

$1.0	further round out its

2003: Acquired SEC services portfolio

$0.8	investigation(Ringtail Solutions,

specialists, Ten Eyck Cambio Health

venues Associates, the KPMG Solutions)

Re $0.6 DAS practice and

economic consulting

powerhouse Lexecon

$0.4

$0.2

$0.0

FY 02 FY 03 FY 04 FY 05 FY 06 FY 07 FY 08 FY 09 FY 10 FY 11

6

Delivering Portfolio Diversification

FTI Consulting is a strategically well-aligned and balanced company with the addition of multiple pro-cyclical businesses

??Enhancing FTI Consulting’s pro-cyclical business offering and expertise through a proven acquisition integration model

Broaden capabilities

Develop greater industry expertise

Enhance geographic scope

??25 acquisitions completed and fully integrated over the past five years ??Pro-cyclical segments benefiting from growth drivers in their respective businesses

Mergers & acquisitions Litigation and regulatory Globalization e-discovery

??Growth reflects the strength of FTI Consulting’s diversification strategy

Revenues (millions)

FY 02 Strategic Communications

Technology

FY 03 Economic Consulting

Forensic & Litigation Consulting

FY 04

FY 05

FY 06

FY 07

FY 08

FY 09

FY 10

FY 11

7

The Globalization of FTI Consulting

Geographic expansion is key to FTI Consulting’s long-term growth – to drive unmatched breadth of services across a growing global footprint

?Revenue mix and strong organic growth underscore the long-term globalization strategy

4Q11 revenues outside the United States reached $99.2 million, or 25 percent of total revenues

?International opportunities are increasingly attractive and value enhancing:

Key geographic focus: Asia-Pacific, Europe, Middle East & Africa and Latin America

Key segment focus: Forensic and Litigation Consulting, Economic Consulting, Technology and Strategic Communications

4Q11 Revenues

25%

75%

United States

Rest of World

4Q11 Y/Y Revenue Growth

90% 84%

80%

72%

70%

60%

50%

40%

30% 26%

20%

10% 2%

0%

Asia EMEA Latin North

Pacific America America

4Q11 Revenue Growth

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Corporate Finance/Restructuring—A “New Normal”

Focused on capitalizing on opportunities and driving profitability

Aligning headcount and business to match demand by decreasing expenses, focusing on expanding organic margins and increasing contribution from international business

Starting to benefit from being a leaner, more streamlined organization

Focused on the profitability of the segment

Shift resources to support complementary pro-cyclical businesses that are experiencing increasing demand

Strengthen transaction support business in anticipation of a more vibrant financing market

Expect global economic volatility to continue in the near-term despite improved availability of credit in the U.S.

Experiencing continued softness in demand for restructuring and bankruptcy services

Opportunities remain strong in Asia, Europe and healthcare

9

FTI Consulting’s Financial Position Is Strong

Portfolio investments, coupled with continued cash generation and operational discipline, demonstrated in financial results

?Track record of industry-leading growth in revenue and profitability

?Healthy balance of organic growth, acquisitions and practice development

?Investments have been the right strategic actions

Expanding global footprint and capabilities in key business, regulatory and financial centers around the world Building out full set of capabilities on a global basis Broadening portfolio of services to further serve clients with their critical issues Investing in brand and visibility to reinforce and enhance FTI Consulting’s leadership in the industry

?Strong balance sheet and cash flow

?Capital deployment for productive and value enhancing initiatives for shareholders

10

FTI Consulting Summary

??Global business with pro-cyclical and counter-cyclical event-driven services and solutions

??Strategy to enhance cross-discipline solutions, increase multi-practice nature of engagements and broaden geographic reach

??Proven acquisition and integration track record

??Portfolio investments, coupled with continued cash generation and operational discipline, demonstrated in financial results

??Healthy balance sheet and consistent cash flow

??Capital deployment focused on value-enhancing initiatives

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Year Ended December 31, 2011 and 2010

($ in thousands, except per share data) Year Ended December 31,

2011 2010 (3)

Revenue $1,566,768 $1,401,461

Direct cost of revenues $956,908 $825,599

Selling, general and administrative expense $373,295 $341,239

Special charges $15,212 $51,131

Acquisition-related contingent consideration($6,465) $1,190

Amortization of other intangible assets $22,371 $23,910

Total Operating Expenses $1,361,321 $1,243,069

Operating income $205,447 $158,392

2011 2010 (3)

Interest income and other $6,304 $4,423

Interest expense($58,624)($50,263)

Loss on early extinguishment of debt -($5,161)

Income before income tax provision $153,127 $107,391

Income tax provision $49,224 $41,407

Net income $103,903 $65,984

Earnings per common share—diluted $2.39 $1.38

Weighted average common shares outstanding—diluted 43,473 47,664

Adjusted EBITDA (1) $271,612 $264,767 $317,255

% margin 17.3% 18.9%

Adjusted EPS (2) $2.60 $2.13

(1) We define Adjusted EBITDA as consolidated operating income before depreciation, amortization of intangible assets and special charges. Reconciliation to the GAAP measure is included in the Appendix of this presentation.

(2) We define Adjusted earnings per diluted share (Adjusted EPS) as earnings per diluted share excluding the per share impact of special charges and debt extinguishment costs that were incurred in that period. Reconciliation to the GAAP measure is included in the Appendix of this presentation.

(3) These amounts are revised based upon our completion of a re-examination of our historical practices regarding our accounting for compensation expense related to our Senior Managing Director Incentive Compensation Program and related agreements. In connection with this evaluation, we concluded that we had reported immaterial errors in prior period financial statements. Further information related to these immaterial errors can be found in the Current Report on Form 8-K as filed by the Company with the Securities and Exchange Commission on November 2, 2011. This press release should be read in conjunction with such previously filed Form 8-K. The impact of the correction of these errors resulted in a decrease in net income of $5.9 million and a decrease in basic and fully-diluted earnings per share of $0.13 for the year ended December 31, 2010.

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Quarter Ended December 31, 2011 and 2010

($ in thousands, except per share data)

	Three Months Ended December 31,	
	2011	2010[2]
	Unaudited	
Revenues	**$390,713**	**$356,248**
Direct cost of revenues	$233,005	$207,959
Selling, general & administrative expense	$92,932	$88,222
Special charges	-	$21,775
Acquisition-related contingent consideration	($9,004)	$1,011
Amortization of other intangible assets	$5,576	$5,681
	$322,509	$324,648
Operating income	**$68,204**	**$31,600**
Other income (expense)		
Interest income & other	$895	($317)
Interest expense	($14,495)	($15,663)
Income before income tax provision	**$54,604**	**$15,620**
Income tax provision	$14,723	$6,765
Net income	**$39,881**	**$8,855**
Earnings per common share - diluted	**$0.93**	**$0.19**
Weighted average common shares outstanding - diluted	42,857	46,972
Adjusted EPS [1][2]	**$0.93**	**$0.52**

[1] We define Adjusted earnings per diluted share (Adjusted EPS) as earnings per diluted share excluding the per share impact of special charges and debt extinguishment costs that were incurred in that period.. Reconciliation to the GAAP measure is included in the Appendix of this presentation.

[2] These amounts are revised based upon our completion of a re-examination of our historical practices regarding our accounting for compensation expense related to our Senior Managing Director Incentive Compensation Program and related agreements. In connection with this evaluation, we concluded that we had reported immaterial errors in prior period financial statements. Further information related to these immaterial errors can be found in the Current Report on Form 8-K as filed by the Company with the Securities and Exchange Commission on November 2, 2011. This press release should be read in conjunction with such previously filed Form 8-K. The impact of the correction of these errors resulted in a decrease in net income of $1.8 million and a decrease in basic and fully-diluted earnings per share of $0.04 for the three months ended December 31, 2010.

FTI CONSULTING

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2011 Results: Segment Performance

($ in thousands, except headcount data)

Year Ended December 31, 2011	Revenues	Adjusted EBITDA[1]	Margin	Revenue-Generating Headcount
Corporate Finance/Restructuring	$427,813	$97,638	22.8%	692
Forensic & Litigation Consulting	$365,326	$69,180	18.9%	852
Economic Consulting	$353,981	$67,028	18.9%	433
Technology [2]	$218,738	$77,011	35.2%	290
Strategic Communications [2]	$200,910	$26,801	13.3%	582
	$1,566,768	$337,658	21.6%	**2,849**
Corporate		($66,046)		
Adjusted EBITDA [1]		**$271,612**	17.3%	

Year Ended December 31, 2010	Revenues	Adjusted EBITDA[1]	Margin	Revenue-Generating Headcount
Corporate Finance/Restructuring	$451,518	$108,634	24.1%	725
Forensic & Litigation Consulting	$324,478	$75,920	23.4%	806
Economic Consulting	$255,660	$49,481	19.4%	297
Technology [2]	$176,607	$64,358	36.4%	257
Strategic Communications [2]	$193,198	$28,971	15.0%	583
	$1,401,461	$327,364	23.4%	**2,668**
Corporate		($62,597)		
Adjusted EBITDA[1][3]		**$264,767**	18.9%	

[1] We define Adjusted EBITDA as consolidated operating income before depreciation, amortization of intangible assets and special charges. Reconciliation to the GAAP measure is included in the Appendix of this presentation.

[2] The majority of the Technology and Strategic Communications segments' revenues are not generated based on billable hours. Accordingly, utilization and average billable rate metrics are not presented as they are not meaningful as a segment-wide metric.

[3] These amounts are revised based upon our completion of a re-examination of our historical practices regarding our accounting for compensation expense related to our Senior Managing Director Incentive Compensation Program and related agreements. In connection with this evaluation, we concluded that we had reported immaterial errors in prior period financial statements. Further information related to these immaterial errors can be found in the Current Report on Form 8-K as filed by the Company with the Securities and Exchange Commission on November 2, 2011. This press release should be read in conjunction with such previously filed Form 8-K.

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FTI CONSULTING

Appendix

Reconciliation of Non-GAAP Financial Measures

(in thousands, except per share data) (unaudited)

Three Months Ended Year Ended

December 31, December 31,

2011 2010 (2) 2011 2010 (2)

Net income $ 39,881 $ 8,855 $ 103,903 $ 65,984

Add backs:

Special charges, net of tax—15,553 9,285 32,733

Loss on early extinguishment of debt, net of tax—— 3,019

Adjusted net income (1) $ 39,881 $ 24,408 $ 113,188 $ 101,736

Earnings per common share—diluted $ 0.93 $ 0.19 $ 2.39 $ 1.38

Adjusted earnings per common share—diluted (1) $ 0.93 $ 0.52 $ 2.60 $ 2.13

Weighted average number of common shares outstanding—diluted 42,857 46,972 43,473 47,664

(1) We define adjusted net income and adjusted earnings per diluted share as net income and earnings per diluted share, respectively, excluding the impact of the special charges and loss on early extinguishment of debt that were incurred in that period, and their related income tax effects.

(2) These amounts are revised based upon our completion of a re-examination of our historical practices regarding our accounting for compensation expense related to our Senior Managing Director Incentive Compensation Program and related agreements. In connection with this evaluation, we concluded that we had reported immaterial errors in prior period financial statements. Further information related to these immaterial errors can be found in the Current Report on Form 8-K as filed by the Company with the Securities and Exchange

Commission on November 2, 2011. This press release should be read in conjunction with such previously filed Form 8-K.

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Reconciliation of Operating Income and Net Income to Adjusted EBITDA

(in thousands)
(unaudited)

Three Months Ended December 31, 2011	Corporate Finance / Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communi-cations	Corp HQ	Total
Net income							$ 39,881
Interest income and other							(895)
Interest expense							14,495
Income tax provision							14,723
Operating income	$ 36,153	$ 14,723	$ 15,326	$ 13,891	$ 5,615	$ (17,504)	$ 68,204
Depreciation and amortization	863	844	669	2,761	754	1,184	7,075
Amortization of other intangible assets	1,450	567	399	1,997	1,163	-	5,576
Special charges	-	-	-	-	-	-	-
Adjusted EBITDA [(1)]	$ 38,466	$ 16,134	$ 16,394	$ 18,649	$ 7,532	$ (16,320)	$ 80,855

Year Ended December 31, 2011	Corporate Finance / Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communi-cations	Corp HQ	Total
Net income							$ 103,903
Interest income and other							(6,304)
Interest expense							58,624
Income tax provision							49,224
Operating income	$ 78,923	$ 62,499	$ 60,890	$ 57,917	$ 19,066	$ (73,848)	$ 205,447
Depreciation and amortization	3,480	3,423	2,552	11,168	2,997	4,962	28,582
Amortization of other intangible assets	5,795	2,419	1,493	7,926	4,738	-	22,371
Special charges	9,440	839	2,093	-	-	2,840	15,212
Adjusted EBITDA [(1)]	$ 97,638	$ 69,180	$ 67,028	$ 77,011	$ 26,801	$ (66,046)	$ 271,612

Three Months Ended December 31, 2010 [(2)]	Corporate Finance / Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communi-cations	Corp HQ	Total
Net income							$ 8,855
Interest income and other							317
Interest expense							15,663
Income tax provision							6,765
Operating income	$ 20,364	$ 17,192	$ 12,101	$ 2,025	$ (2,387)	$ (17,695)	$ 31,600
Depreciation and amortization	940	853	549	2,872	774	1,208	7,196
Amortization of other intangible assets	1,593	723	296	1,832	1,237	-	5,681
Special charges	3,877	(534)	(147)	10,986	7,784	(191)	21,775
Adjusted EBITDA [(1)]	$ 26,774	$ 18,234	$ 12,799	$ 17,715	$ 7,408	$ (16,678)	$ 66,252

Adjusted EBITDA

$ 26,774

$ 18,234

$

12,799

$ 17,715

$ 7,408

$

(16,678)

$

66,252

Reconciliation of Operating Income and Net Income to Adjusted EBITDA (cont.)

(in thousands) (unaudited)

Corporate Forensic and Strategic

Finance / Litigation Economic Communi-

Year Ended December 31, 2010 (2) Restructuring Consulting Consulting Technology cations Corp HQ Total

Net income $ 65,984

Interest income and other(4,423)

Interest expense 50,263

Loss on early extinguishment of debt 5,161

Income tax provision 41,407

Operating income $ 88,499 $ 64,121 $ 39,180 $ 27,569 $ 11,602 $ (72,579) $ 158,392

Depreciation and amortization 3,736 3,325 2,418 13,397 3,226 5,232 31,334

Amortization of other intangible assets 6,463 3,653 1,216 7,479 5,099—23,910

Special charges 9,936 4,821 6,667 15,913 9,044 4,750 51,131

Adjusted EBITDA (1) $ 108,634 $ 75,920 $ 49,481 $ 64,358 $ 28,971 $ (62,597) $ 264,767

(1) We define Adjusted EBITDA as consolidated operating income before depreciation, amortization of intangible assets, and special charges. Amounts presented in the Adjusted EBITDA column for each segment reflect the segments’ respective Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as the segments’ share of consolidated operating income before depreciation, amortization of intangible assets, and special charges. Although Adjusted EBITDA and Adjusted Segment EBITDA are not measures of financial condition or performance determined in accordance with generally accepted accounting principles (“GAAP”), we believe that these measures can be a useful operating performance measure for evaluating our results of operations as compared from period to period and as compared to our competitors. We use Adjusted EBITDA and Adjusted Segment EBITDA to evaluate and compare the operating performance of our segments.

Adjusted EBITDA and Adjusted Segment EBITDA are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies unless the definition is the same. These non-GAAP measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Statements of Income. See also our reconciliation of non-GAAP financial measures.

(2) These amounts are revised based upon our completion of a re-examination of our historical practices regarding our accounting for compensation expense related to our Senior Managing Director Incentive Compensation Program and related agreements. In connection with this evaluation, we concluded that we had reported immaterial errors in prior period financial statements. Further information related to these immaterial errors can be found in the Current Report on Form 8-K as filed by the Company with the Securities and Exchange Commission on November 2, 2011. This press release should be read in conjunction with such previously filed Form 8-K.

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